Exhibit 10.7

CONFIDENTIAL

LICENCE AGREEMENT

between

LONZA SALES AG.

and

NEXVET BIOPHARMA PTY LTD

CONFIDENTIAL

INDEX

ARTICLE	TITLE

1.	Definitions

2.	Supply of System and Know-How

3.	Ownership of Property and Intellectual Property

4	Licences

5.	Payments

6.	Royalty Procedures

7.	Liability and Warranties

8.	Confidentiality

9.	Intellectual Property Enforcement

10.	Term and Termination

11.	Assignment

12.	Governing Law and Jurisdiction

13.	Force Majeure

14.	Illegality

15.	Miscellaneous

16.	Notice

17.	Interpretation

SCHEDULE

1	Patent Rights

CONFIDENTIAL

THIS AGREEMENT is made the 21st day of December 2012

BETWEEN

LONZA SALES AG incorporated and registered in Switzerland whose registered office is at Muenchensteinerstrasse 38, CH-4002, Basel, Switzerland (hereinafter referred to as “Lonza”), and

NEXVET BIOPHARMA PTY LTD of 9 Meaden Street, Southbank 3006, Victoria, Australia, (hereinafter referred to as “Licensee”)

WHEREAS

A.	Lonza is the proprietor of the System and has the right to grant certain Intellectual Property rights in relation thereto (all as hereinafter defined), and

B.	The Licensee wishes to take a licence under Intellectual Property (as hereinafter defined) of which Lonza is the proprietor to commercially exploit the Product (as hereinafter defined) in the form hereunder.

NOW THEREFORE the parties hereby agree as follows:

1.	Definitions

1.1	“Affiliate” means any company, corporation, limited liability company, partnership or other entity which directly or indirectly controls, is controlled by or is under common control, directly or indirectly, with the relevant party to this Agreement. “Control” means the ownership of more than fifty percent (50%) of the issued share capital of the party in question or the legal power to direct or cause the direction of the general management and policies of the party in question.

1.2	“Cell Lines” means those cell lines referred to in Clause 2.1.1(b).

1.3	“Combination Product” means any diagnostic or therapeutic product comprising Product and one or more other pharmaceutical active ingredient(s).

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1.4	“Competing Contract Manufacturer” shall mean any party who undertakes or performs more than fifty percent (50%) of their business as a third party manufacturer of monoclonal antibodies and/or therapeutic proteins or any product of a similar nature to which this Agreement relates.

1.5	“Effective Date” means the date first above written.

1.6	“First Commercial Sale” means the date of the first sale or other disposal of Product for consideration by the Licensee or its Sublicensee.

1.7	“Intellectual Property” means System Know-How and Patent Rights.

1.8	“Know-How” means technical and other information, whether patented or unpatented, including, but without prejudice to the generality of the foregoing, ideas, concepts, trade secrets, know-how, inventions, discoveries, data, formulae, specifications, processes, procedures for experiments and tests and other protocols, results of experimentation and testing, fermentation and purification techniques and assay protocols.

1.9	“Net Selling Price” means

***

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***

1.10	“Patent Rights” means the patents and applications, short particulars of which are set out in Schedule 1 hereto, and all patents and applications thereof of any kind throughout the world whether national or regional including but without prejudice to the generality of the foregoing, author certificates, inventor certificates, improvement patents, utility certificates and models and certificates of addition, and including any divisions, renewals, continuations, continuations in part, reissues, patent disclosures, improvements and extensions of reissue thereof.

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1.11	“Product” means the caninised IgG-A kappa antibody produced by the Cell Line known as NV-01 that binds to NGF and of which Licensee is the proprietor and which is obtained by the expression of any one gene or of any combination of genes by use of the System, or any formulation containing the same.

1.12	“Strategic Partner” means a party with whom Licensee has entered into a contractual relationship, to identify a therapeutic target, collaborate in the performance of research and development of a Product or a product of which the Strategic Partner is the proprietor. In no event may any entity that is primarily a Competing Contract Manufacturer be deemed a Strategic Partner for the purposes of this Agreement.

1.13	“Sublicensee” means a party with whom Licensee has entered into a contractual relationship, under which such party has been granted the right to make or manufacture the Product and to whom Licensee has sub-licenced its rights under this Agreement pursuant to clause 4.3, provided always that the obligations in Clause 4.3 have been satisfied.

1.14	“System” means Lonza’s glutamine synthetase gene expression system consisting of the Cell Lines, the Vectors, and the System Know-How, whether used individually or in combination with each other. For the avoidance of doubt, any gene proprietary to Licensee inserted into the System for the purposes of producing Product does not form part of the System.

1.15	“System Know-How” means Know-How relating directly or indirectly to the System known to Lonza from time to time, of which Lonza is the proprietor.

1.16	“Target Animal Efficacy Study” means the first animal treated in a pivotal efficacy study performed under GCPv with Centre for Veterinary Medicine (CVM) protocol concurrence.

1.17	“Territory” means world-wide.

1.18

“Valid Claim” means a claim within the Patent Rights (including any re-issued and unexpired patents) which has not been held unenforceable or invalid by the decision of a court or other governmental agency of competent jurisdiction

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unappealable or unappealed within the time allowed for appeal and which has not been admitted to be invalid or unenforceable through re-issue or disclaimer or otherwise.

1.19	“Vectors” means those vectors referred to in Clause 2.1.1(a).

2.	Supply of the System and System Know-How

2.1	Unless previously supplied by Lonza under a separate agreement, Lonza shall, if requested by Licensee in writing, arrange for the supply ex-works Lonza’s premises, Slough, Berkshire (Incoterms 2010) to Licensee of the following:

2.1.1    (a)    Vectors

                     ***

            (b)    Cell Lines

                     ***

2.1.2	System Know-How

System Know-How contained as at the date hereinabove in (a) manuals of operating procedures for the System, (b) regulatory information on CD-ROM, (c) Vector nucleotide sequences.

2.1.3	In the event that Licensee requires any additional quantities of the materials referred to in clause 2.1.1, and if Lonza at its sole discretion is willing to supply such additional materials, such supply shall be subject to the payment of an additional fee by Licensee to Lonza in accordance with Lonza’s prices at the time.

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2.2	Licensee shall use the System only in the expression of Product by insertion of gene(s) coding for Product(s) into the System, and shall not use, cause the use of or permit to be used the System for any purpose not directly authorised by this Agreement.

3.	Ownership of Property and Intellectual Property

3.1	It is hereby acknowledged and agreed that as between the parties any and all property and Intellectual Property in the System is vested in Lonza.

3.2	The provisions of this Clause 3 shall survive termination of this Agreement.

4.	Licences

4.1	Lonza hereby grants to Licensee a world-wide non-exclusive licence (with the right to sublicense, subject to Clause 4.3 below) under the System Know-How and Patent Rights to use, develop, manufacture, market, sell, offer for sale, distribute, import and export Product in the Territory.

4.2	Save as expressly provided by Clause 2.2 above, the Licensee hereby undertakes not to make any modifications or adaptations to the System during the subsistence of this Agreement.

4.3	Subject to the provisions of this Clause 4.3, Licensee shall be entitled to grant a sublicence to the rights granted by Clause 4.1 to any one or more third parties for the purposes of any such third party producing Product for Licensee provided always:

4.3.1	Licensee shall ensure such Sublicensee’s use of the System, the Intellectual Property and the Product is undertaken solely for the purpose of establishing a manufacturing process for Product, or producing Product, for Licensee; and

4.3.2

The Sublicensee shall not, by virtue of this Agreement, be granted any right or licence, either express or implied, under any patent or proprietary right vested in Lonza or otherwise, to use the System, the Intellectual Property or the Product other than for the purposes of

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establishing a manufacturing Process for Product or producing Product for Licensee and Licensee agrees to ensure that such Sublicensee shall not assign, transfer, further sublicense or otherwise make over the benefit or the burden of the rights granted to it pursuant to this Agreement; and

4.3.3	Any Sublicence granted shall be expressly subject and subordinate to the terms of this Agreement, and it shall be Licensee’s responsibility to ensure the strict adherence by any Sublicensee hereunder to the terms and conditions of this Agreement; and

4.3.4	Prior to the grant of any sublicence pursuant to this Clause 4 Licensee shall obtain the written consent of Lonza (such consent not to be unreasonably withheld), to the grant of such sublicence.

4.4	If, on a country-by-country basis, any granted patents that form part of the Patent Rights (including any re-issued patents and unexpired patents), subsequently expire or no longer contain a Valid Claim such Patent Rights shall automatically fall outside the scope of this Agreement and the provisions of Clauses 4.1 to 4.3 shall only apply, with respect to granted patents, to those granted patents which contain a Valid Claim and form part of the Patents Rights for as long as those granted patents remain in force.

4.5	Notwithstanding clause 4.4, on a country-by-country basis, where no Valid Claims within the Patent Rights remain in force, the provisions of Clauses 4.1 to 4.3 shall only apply for as long as the System Know-How remains secret and substantial.

4.6	No licence is granted save as expressly provided herein and no licence in addition thereto shall be deemed to have arisen or be implied by way of estoppel or otherwise. Lonza agrees and acknowledges that, to the extent that they are severable from and do not utilise the System or Intellectual Property, nothing in this Agreement shall be read or construed to granted to it any intellectual property subsisting in the Product or any regulatory approvals that any person attain in respect of the Product, provided that at all time the Intellectual Property, the System and the intellectual property therein shall remain Lonza’s.

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5.	Payments

5.1	In consideration of the licence granted to Licensee pursuant to Clause 4.1 above, and in consideration for the right to sublicense the rights granted by Clause 4.1 pursuant to Clause 4.3, Licensee shall pay Lonza as follows:

5.1.1	in respect of Product manufactured by Lonza, a royalty of*** percent (***%) of the Net Selling Price;

5.1.2	where Licensee or Licensee’s Strategic Partner manufactures Product:

5.1.2.1	a payment of pounds sterling *** (£***) due annually during the course of this Agreement, and being first payable upon commencement of Target Animal Efficacy Study for registration in US or EU (or equivalent study).

5.1.2.2	a royalty of *** (***%) of the Net Selling Price of such Product manufactured.

5.1.3	where any party other than Lonza, Licensee or Licensee’s Strategic Partner manufactures Product:

5.1.3.1	a payment of pounds sterling *** (£***) per sublicence due annually during the course of such sublicence, and being first payable on the commencement date of the relevant sublicence; and

5.1.3.2	a royalty of *** percent (***%) of the Net Selling Price of such Product manufactured.

5.2	The Licensee’s obligation to pay royalties for Product according to Articles 5.1.1, 5.1.2.2, 5.1.3.2, shall apply country by country until the later of (i) expiry of the last Valid Claim, (ii) the date being ten (10) years from the date of first commercial sale of Product following marketing authorisation of the Product.

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5.3	If, on a country-by-country basis, the manufacture and/or sale of the Product are not protected by a Valid Claim within the Patent Rights then in respect of sales in such countries:

(a)	the royalties referred to in 5.1.1, 5.1.2.2 and 5.1.3.2 shall be due only in respect of the System Know-How;

(b)	the royalties referred to in 5.1.1 and 5.1.2.2 shall be at the rate of *** per cent (***%) of the Net Selling Price;

(c)	the royalties referred to in 5.1.3.2 shall be at the rate of ***per cent (***%) of the Net Selling Price.

5.4	The amounts payable under Clauses 5.1.2.1 and 5.1.3.1 shall be halved if, at the time on which payment becomes due and payable under such clauses, the System shall not be protected by a Valid Claim within the Patent Rights.

6.	Royalty Procedures

6.1	Licensee shall keep true and accurate records and books of account containing all data necessary for the calculation of royalties payable to Lonza. Such records and books of account shall, upon reasonable notice having been given by Lonza (which in no event shall be less than thirty (30) days prior notice), be open at all reasonable times during regular business hours for inspection by independent auditors selected by Lonza and reasonably acceptable to Licensee. Such independent auditors shall agree to maintain the confidentiality of the information and materials disclosed during the audit. Any such audit shall be conducted in a manner that does not interfere unreasonably with the operations of Licensee’s business. Lonza may perform an audit once each calendar year. Each audit shall begin upon the date specified by Lonza and shall be completed as soon as reasonably practicable. Lonza shall pay the costs of the independent auditors conducting such audit, unless the results of the audit reveal an underpayment of 5% or more by Licensee, in which case, Licensee shall pay the reasonable costs of the independent auditors. If an audit concludes that an overpayment or

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underpayment has occurred during the audited period, such payment shall be remitted by the party responsible for such payment to the other party within thirty (30) days after the date such auditor’s written report identifying the overpayment or underpayment is delivered to the party responsible for such payment.

6.2	Licensee shall prepare a statement in respect of each calendar quarter which shall show for the immediately preceding quarter details of the sales of Product and the royalty due and payable to Lonza thereon.

Such statement shall be submitted to Lonza within thirty (30) days after the end of the calendar quarter to which it relates, together with a remittance for the royalties due to Lonza.

6.3	All sums due under this Agreement:

6.3.1	shall be made in pounds sterling to Lonza. Payments due to Lonza in currencies other than pounds sterling shall first be calculated in the relevant local currency before being calculated at the rate of exchange in effect at the close of business on the day payment is due or made, whichever is earlier, provided always that where payment is made after the date provided therefor herein conversion shall be at the rate in effect at the date of payment if this is more favourable to Lonza. The rate of exchange shall be the mean value of the Pound Spot Rate in London first published in the Financial Times on the day following the day for determining such rates.

6.3.2	are exclusive of any Value Added Tax or of any other applicable taxes, levies, imposts, duties and fees of whatever nature imposed by or under the authority of any government or public authority, and shall be paid by Licensee (other than taxes on Lonza’s income). The parties agree to co-operate in all respects reasonably necessary to take advantage of such double taxation treaties as may be available.

6.4	Where Lonza does not receive payment of any sum by the due date, interest shall accrue thereafter on the sum due and owing to Lonza at the rate of two percent (2%) over the base rate from time to time of National Westminster Bank pic, interest to accrue on a day-to-day basis without prejudice to Lonza’s right to receive payment on the due date.

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7.	Liability and Warranties

7.1	Lonza gives no representation or warranty that the Patent Rights will be valid nor that the exercise of the rights granted to Licensee hereunder will not infringe other patent rights or intellectual property rights vested in Lonza or any third party.

7.2	Lonza warrants that:

(a)	the patents included in the Patent Rights are the only patents that must be licensed from Lonza and/or its Affiliates in order to operate the System; and

(b)	it is entitled to grant the rights and licenses contained herein in accordance with the terms and conditions of this Agreement;

(c)	as at the date of this Agreement, to Lonza’s reasonable knowledge it has not received any written claims against Lonza alleging that the Intellectual Property infringes the intellectual property rights of any third party.

7.3	the Licensee hereby acknowledges that in order to exploit the rights granted herein the Licensee may require licences under Lonza patent rights other than those herein licensed or under third party patent rights (including those vested in Affiliates of Lonza) that may be infringed by the use by the Licensee of the rights licensed herein and it is hereby agreed that it shall be the Licensee’s responsibility to satisfy itself as to the need for such licences and if necessary to obtain such licences.

7.4	Each Party (“Indemnifying Party”) shall indemnify and hold harmless the other Party (“Indemnified Party”) and its Affiliates, and the officers, employees and agents of the Indemnified Party and its Affiliates at all times in respect of any and all losses, damages, costs and expenses suffered or incurred as a result of any contractual, tortious or other claims or proceedings by third parties against Indemnified Party and/or its Affiliates and/or the officers, employees or agents of the Indemnified Party and its Affiliates arising out of the Indemnifying Party’s breach of this Agreement, including breach of representations and warranties, violation of applicable law, negligence or wilful misconduct.

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7.5	With respect to product liability claims or proceedings, the following shall apply: (a) Except to the extent provided in (b) below, Licensee shall indemnify and hold harmless Lonza and its Affiliates and the officers, employees and agents of Lonza and its Affiliates at all times in respect of any and all losses, damages, costs and expenses suffered or incurred as a result of any tortious claims or proceedings of death or bodily injury relating to the Product, and (b) Lonza shall indemnify and hold harmless Licensee and its officers, employees and agents at all times in respect of any and all losses, damages, costs and expenses suffered or incurred as a result of any tortious claims or proceedings of death or bodily injury relating to the Product to the extent such claims or proceedings result from defects in the Cell Lines and Vectors, or from Lonza breach of this Agreement.

7.6	Notice. If a party receives notice of any claim for an indemnity under Clauses 7.4 or 7.5 (an “Indemnifying Claim”), the Indemnified Party shall, as promptly as is reasonably possible, give the Indemnifying Party notice thereof; provided, however, that failure to give such notice promptly shall only relieve the Indemnifying Party of any indemnification obligation hereunder to the extent such failure diminishes the ability of the Indemnifying Party to respond to or to defend the Indemnified Party against such Indemnifying Claim of the Indemnifying Party. The Parties shall consult and cooperate with each other regarding the response to and the defence of any such indemnifying claim and the Indemnifying Party shall assume the defence or represent the interests of the Indemnified Party in respect of such indemnifying claim of the Indemnifying Party, that shall include the right to select and direct legal counsel and other consultants to appear in proceedings on behalf of the Indemnified Party and to propose, accept or reject offers of settlement, all at its sole cost; provided, however, that no such settlement shall be made without the written consent of the Indemnified Party, such consent not to be unreasonably withheld. Nothing herein shall prevent the Indemnified Party from retaining its own counsel and participating in its own defence at its own cost and expense.

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7.7	Any condition or warranty other than those relating to title which might otherwise be implied or incorporated within this Agreement by reason of statute or common law or otherwise is hereby expressly excluded.

7.8	IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR LOSS OF PROFITS, SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT. Nothing in this Agreement shall limit or exclude the liability of either party to the other for its fraud, or for death or personal injury arising from its negligence or for any other liability that cannot be limited or excluded as a matter of law.

7.9	The terms of this Clause 7 shall survive expiration or termination of this Agreement for whatever reason.

8.	Confidentiality

8.1	Licensee expressly acknowledges that the System Know-How and any other Know-How with which it is supplied by Lonza pursuant to this Agreement is supplied in circumstances imparting an obligation of confidence and Licensee agrees to keep such Know How or System Know-How secret and confidential and to respect Lonza’s proprietary rights therein and to use the same for the sole purpose of this Agreement and not during the period of this Agreement or at any time for any reason whatsoever to disclose or permit to be disclosed such Know How or System Know-How to any third party other than its Sublicensee hereunder for use in accordance with the terms of this Agreement. Licensee shall procure that only its employees and employees of it Sublicensee hereunder shall have access to the Know How or System Know-How on a need to know basis and that all such employees shall be informed of their secret and confidential nature and shall be subject to the same obligations as Licensee and its Sublicensee hereunder pursuant to this Clause 8.1.

8.2

Licensee hereby undertakes and agrees to keep the System secure and safe from loss, damage, theft, misuse and unauthorised access and shall procure that the System shall be made available only to employees of Licensee and employees of its Sublicensee hereunder on a need to know basis and subject

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to the same obligations of confidence as provided in Clause 8.1 hereof, and to use the same for the sole purpose of this Agreement.

8.3	Both parties undertake and agree not to at any time for any reason whatsoever disclose or permit to be disclosed to any third party or otherwise make use of or permit to be made use of any trade secrets or confidential information or materials relating to the business affairs or finances of the other or of any suppliers, agents, distributors, licensees or other customers of the other which comes into their possession pursuant to this Agreement.

8.4	The obligations of confidence referred to in this Clause 8 shall not extend to any information which the receiving party demonstrates:

8.4.1	is or shall become generally available to the public otherwise than by reason of a breach by the recipient party of such information of the provisions of this Clause 8;

8.4.2	is known to the recipient party of such information and is at its free disposal prior to its receipt from the other;

8.4.3	is subsequently disclosed to the recipient party without obligations of confidence by a third party owing no such obligation of confidentiality to the disclosing party; and

8.4.4	Lonza or Licensee may be required to disclose to a government agency for the purpose of any statutory, regulatory or similar legislative requirement applicable to the production of Product or to meet the requirements of any Stock Exchange to which the parties may be subject, but only to the extent such disclosure is required, and subject to obligations of secrecy wherever possible; and

8.4.5	can be demonstrated by competent written evidence as having been independently developed by the recipient of the information in question without access to or use or knowledge of the information of the disclosing party.

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8.5	The obligations of both parties under this Clause 8 shall survive the expiration or termination of this Agreement for whatever reason.

9.	Intellectual Property Enforcement

9.1	Lonza hereby undertakes and agrees that at its own cost and expense it will:

9.1.1	prosecute or procure prosecution of such of the Patent Rights which are patent applications diligently so as to secure the best commercial advantage obtainable, as determined by Lonza in its commercially reasonable discretion, and will pursue, as determined by Lonza in its commercially reasonable discretion, all necessary actions against any third party that Lonza reasonably believes is infringing, misappropriating or violating any Intellectual Property; and

9.1.2	pay or procure payment of all renewal fees in respect of the Patent Rights valid and subsisting for the full term thereof and in particular will procure such renewal of the registrations thereof as may be necessary from time to time so far as it is reasonable to do so with particular reference to commercial considerations.

9.2	Licensee shall promptly notify Lonza in writing of any infringement or improper or unlawful use of or of any challenge to the validity of the Patent Rights and/or Know-How. Lonza undertakes and agrees to take all such steps and proceedings and to do all other acts and things as may in Lonza’s sole discretion be necessary to restrain any such infringement or improper or unlawful use or to defend such challenge to validity and Licensee shall permit Lonza to have the sole conduct of any such steps and proceedings including the right to settle them whether or not Licensee is a party to them. Licensee shall have the right at its own cost and for its own benefit to initiate, prosecute and control the enforcement of the Patent Rights against infringement by a Third Party in the Territory if all of the following conditions are fulfilled (a) the product manufactured through the infringing activity is a competing product to the Product, (b) Lonza has not granted rights to third parties which prevent Lonza from granting such a right to enforce to Licensee, and (c) Lonza does not initiate proceedings within sixty (60) days of being requested to do so by Licensee.

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10.	Term and Termination

10.1	Unless terminated earlier in accordance with the provisions of this Clause 10 or Clause 14, this Agreement shall continue in force in each country of the world, until expiry of the last Valid Claim, or for so long as the System Know-How is identified and remains secret and substantial, whichever is later.

10.2	Licensee may terminate this Agreement by giving sixty (60) days notice in writing to Lonza.

10.3	Either Lonza or Licensee may terminate this Agreement forthwith by notice in writing to the other upon the occurrence of any of the following events:

10.3.1	if the other commits a breach of this Agreement which in the case of a breach capable of remedy shall not have been remedied within thirty (30) days of the receipt by the other of a notice identifying the breach and requiring its remedy.

10.3.2	if the other is unable to pay its debts or enters into compulsory or voluntary liquidation (other than for the purpose of effecting a reconstruction or amalgamation in such manner that the company resulting from such reconstruction or amalgamation if a different legal entity shall agree to be bound by and assume the obligations of the relevant party under this Agreement) or compounds with or convenes a meeting of its creditors or has a receiver appointed over all or any part of its assets or takes or suffers any similar action in consequence of a debt, or ceases for any reason to carry on business.

10.4	If at any time during this Agreement Licensee knowingly, directly or indirectly, opposes or assists any third party to oppose the grant of letters patent or any patent application within any of the Patent Rights or disputes or knowingly, directly or indirectly, assists any third party to dispute the validity of any patent within any of the Patent Rights or any of the claims thereof Lonza shall be entitled at any time thereafter to terminate all or any of the licences granted hereunder forthwith by notice to Licensee.

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10.5	If this Agreement is terminated for any reason any and all licences granted hereunder shall terminate with effect from the date of termination and Licensee shall destroy all Vectors, Cell Lines forthwith and shall certify such destruction immediately thereafter in writing to Lonza, provided that Licensee shall be entitled to sell of any Product in its sole discretion remaining in its possession or control at the time that termination becomes effective, provided that such sales shall be completed within six (6) months of the date of expiry or termination of this Agreement and any stocks of Product still remaining shall be destroyed (with an appropriate written certificate of such destruction being immediately sent to Lonza). Licensee shall pay Lonza the royalties in respect of such sales in accordance with Clause 6.

10.6	Termination for whatever reason or expiration of this Agreement shall not affect the accrued rights of the parties arising in any way out of this Agreement as at the date of termination. The right to recover damages against the other and all provisions which are expressed to survive this Agreement shall remain in full force and effect.

11.	Assignment

11.1	Save as expressly provided by Clause 4, neither party shall be entitled to assign, transfer, charge or in any way make over the benefit and/or the burden of this Agreement without the prior written consent of the other which consent shall not be unreasonably withheld or delayed, save that either party shall be entitled without the prior written consent of the other party to assign, transfer, charge, sub-contract, deal with or in any other manner make over the benefit and/or burden of this Agreement (i) to an Affiliate or (ii) to any 50/50 joint venture company of which Lonza or Licensee, as the case may be, is the beneficial owner of fifty percent (50%) of the issued share capital thereof or (iii) to any company with which that party may merge or (iv) to any company to which that party may transfer its assets and undertaking.

11.2	This Agreement shall be binding upon the successors and assigns of the parties and the name of a party appearing herein shall be deemed to include the names of its successors and assigns provided always that nothing herein shall permit any assignment by either party except as expressly provided herein.

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12.	Governing Law and Jurisdiction

12.1	The validity, construction and performance of this Agreement shall be governed by English law and the parties submit to the non-exclusive jurisdiction of the courts of England and Wales.

12.2	Either party shall have the right to take proceedings in any other jurisdiction for the purposes of enforcing a judgement or order obtained from any court of competent jurisdiction.

13.	Force Majeure

Neither party shall be in breach of this Agreement if there is any total or partial failure of performance by it of its duties and obligations under this Agreement occasioned by any act of God (including without limitation, fire), act of government or state, war, civil commotion, insurrection, embargo, epidemic, terrorism or earthquake, prevention from or hindrance in obtaining any raw materials, energy or other supplies, labour disputes of whatever nature and any other reason beyond the control of either party. If either party is unable to perform its duties and obligations under this Agreement as a direct result of the effect of one of the reasons set out in this Clause 13 such party shall give written notice to the other of such inability stating the reason in question. The operation of this Agreement shall be suspended during the period (and only during the period) in which the reason continues. Forthwith upon the reason ceasing to exist the party relying upon it shall give written notice to the other of this fact. If the reason continues for a period of more than ninety (90) days and substantially affects the commercial basis of this Agreement the party not claiming under this Clause 13 shall have the right to terminate this Agreement by giving written notice of such termination to the other party.

14.	Illegality

14.1	If any provision or term of this Agreement or any part thereof shall become or be declared illegal, invalid or unenforceable for any reason whatsoever including but without limitation by reason of the provisions of any legislation or other provisions having the force of law or by reason of any decision of any Court or other body or authority having jurisdiction over the parties hereto or this Agreement including the EC Commission or the European Court of Justice:

(i)	such provision shall, so far as it is illegal, invalid or unenforceable, be given no effect by the Parties and shall be deemed not to be included in this Agreement;

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(ii)	the other provisions of this Agreement shall be binding on the Parties as if such provision was not included therein; and

(iii)	the Parties agree to negotiate in good faith to amend such provision to the extent possible for incorporation herein in such reasonable manner as most closely achieves the intention of the Parties without rending such provision invalid or unenforceable.

15.	Miscellaneous

15.1	This Agreement embodies and sets forth the entire agreement and understanding of the parties and supersedes all prior oral and written agreements, understanding or arrangements relating to the subject matter of this Agreement. Neither party shall be entitled to rely on any agreement, understanding or arrangement which is not expressly set forth in this Agreement.

15.2	This Agreement shall not be amended, modified, varied or supplemented except in writing signed by duly authorised representatives of the parties.

15.3	No failure or delay on the part of either party hereto to exercise any right or remedy under this Agreement shall be construed or operated as a waiver thereof nor shall any single or partial exercise of any right or remedy under this Agreement preclude the exercise of any other right or remedy or preclude the further exercise of such right or remedy as the case may be. The rights and remedies provided in this Agreement are cumulative and are not exclusive of any rights or remedies provided by law.

15.4	Except as required by law, the text of any press release or other communication to be published by or in the media whether of a scientific nature or otherwise and concerning this Agreement shall require the prior written approval of Lonza and Licensee.

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15.5	Each of the parties hereto shall be responsible for its respective legal and other costs incurred in relation to the preparation of this Agreement.

15.6	The parties to this Agreement do not intend that any term hereof should be enforceable by virtue of the Contracts (Rights of Third Parties) Act 1999, or by any other statute or common-law principle, by any person who is not a party to this Agreement.

16.	Notice

16.1	Any notice or other document to be given under this Agreement shall be in writing and shall be deemed to have been duly given if sent by e-mail (to the e-mail address set out below) and receipt of such notice is expressly confirmed by the other party or is left at or sent by registered post or by a reputable overnight courier to a party or delivered in person to a party at the address set out below for such party or such other address as the party may from time to time designate by written notice to the other(s):

Address of Lonza

Lonza Sales AG, 228 Bath Road, Slough, Berkshire SL1 4DX

Facsimile: 01753 777001

E-mail: [                    ]

For the attention of the Head of Legal Services

Address of Licensee

Nexvet Biopharma Pty Ltd of 9 Meaden Street, Southbank 3006,

Victoria, Australia

Facsimile: [                    ]

E-mail: mark.heffernan@nexvet.com

For the attention of Mark Heffernan, PhD, CEO

16.2	All such notices and documents shall be in the English language. Any such notice or other document shall be deemed to have been received by the addressee seven (7) working days following the date of dispatch of the notice or other document by post or, where the notice or other document is sent by hand, at the time of such delivery. To prove the giving of a notice or other document it shall be sufficient to show that it was dispatched.

CONFIDENTIAL

17.	Interpretation

17.1	The headings in this Agreement are inserted only for convenience and shall not affect the construction hereof.

17.2	Where appropriate words denoting a singular number only shall include the plural and vice versa.

17.3	Reference to any statute or statutory provision includes a reference to the statute or statutory provision as from time to time amended, extended or re-enacted.

AS WITNESS the hands of the duly authorised representatives of the parties hereto

Signed for and on behalf of LONZA SALES AG	/s/ Gerry Kennedy Gerry Kenney Authorised Signatory	TITLE

Signed for and on behalf of LONZA SALES AG	/s/ Jeetendra Vaghjiani Jeetendra Vaghjiani Authorised Signatory	TITLE

Signed for and on behalf of NEXVET BIOPHARMA PTY LTD	/s/ Mark Heffernan Mark Heffernan CEO	TITLE

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SCHEDULE 1

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Lonza Ref. No.	***

Subject Matter:	***

Title:	***

Origin:	***
Registered Owner:	***

Priority Application Dates:	***
Earliest Publication Date/No:	***

Territory	Appl. Date	Patent No.	Expiry Date
***	***	***	***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

CONFIDENTIAL

Lonza Ref. No.	***

Subject Matter:	***

Title:	***

Origin:	***

Registered Owner:	***

Inventors:	***

Priority Application Dates:	***
Earliest Publication Date/No:	***

Territory	Appl. Date	Patent No.	Expiry Date
***	***	***	***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

2

CONFIDENTIAL

Lonza Ref. No.	***

Subject Matter:	***

Title:	***

Origin:	***
Registered Owner:	***

Priority Application Dates:	***
Earliest Publication Date/No:	***

Territory	Appl. Date	Patent No.	Expiry Date
***	***	***	***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

3

CONFIDENTIAL

Lonza Ref. No.	***

Subject Matter:	***

Title:	***

Origin:	***
Registered Owner:	***

Priority Application Dates:	***
Earliest Publication Date/No:	***

Territory	Appl. Date	Patent No.	Expiry Date
***	***	***	***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

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